UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2008

ULURU Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49670	41-2118656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4452 Beltway Drive
Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 905-5145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2008, the Board of Directors of the Company approved and adopted the Amended and Restated Bylaws for the Company (the “Amended Bylaws”), effective as of December 5, 2008.  The Amended Bylaws implement advance notice provisions for director nominations and other matters to be brought before a stockholders meeting.  The Amended Bylaws now include the following:

1.
An affirmative statement that the procedures set forth in the Amended Bylaws are the exclusive means for a stockholder to make director nominations or submit other business before a stockholders meeting.

2.
A requirement that any stockholder who desires to bring a nomination or proposal before a stockholders meeting must provide certain information about such stockholder’s beneficial ownership in the Company (including ownership of options, warrants or other derivative instruments), any arrangements pursuant to which the stockholder has right to vote the stock, any relationships with the Company and other stockholders of the Company, and any derivative positions held in the Company’s stock.

3.
If such stockholder desires to bring any business before the stockholders meeting other than a director nomination, the stockholder must provide a brief description of the business, including any material interest the stockholder may have in the business.

4.	A requirement that the director nominations brought at a meeting of stockholders may only be brought by the directors or by a stockholder who has complied with the advance notice provisions.

5.	A requirement that the Company will only recognize directors that were nominated in accordance with the advance notice bylaw provisions.

6.	Clarification that the advance notice provisions also apply to special meetings of stockholders, not just the annual meeting of stockholders.

7.
Clarification distinguishing the requirements for shareholder proposals from the requirements under Rule 14a-8 of the federal proxy rules for companies to include stockholder proposals in proxy statements.

8.
A deadline for submission of director nominations and stockholder proposals of 60 days prior to the anniversary date of the annual meeting of stockholders and an outside range for the submission of director nominations and stockholder proposals of 90 days prior to the anniversary date of the annual meeting of stockholders.

The Amended Bylaws are attached as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein in their entirety by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
3.2	Amended and Restated Bylaws of ULURU Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULURU Inc.

Date: December 11, 2008	By:	/s/ Terrance K. Wallberg
Terrance K. Wallberg
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated Bylaws of ULURU Inc.